SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 14, 2008

                         FIRST FEDERAL BANKSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   0-25509                 42-1485449
  -----------------           -------------------        ---------------
(State or Other Jurisdiction) (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                   Identification No.)


329 Pierce Street, Sioux City, Iowa                          51101
-----------------------------------                          -----
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (712) 277-0200
                                                     --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing

     On October 14, 2008, First Federal Bankshares, Inc. (the "Company") failed to timely file its Form 10-K for the fiscal year ended June 30, 2008. The Company had previously filed Form 12b-25 on September 30, 2008 to extend the date for filing the Form 10-K to October 14, 2008.

     The continued delay in filing the Form 10-K is due to additional time needed by the Company to assess potential other-than-temporary impairment losses related to certain assets, including certain illiquid investment securities whose investment rating has recently been downgraded, in light of the clarifications on fair value accounting issued on September 30, 2008 by the Office of the Chief Accountant of the Securities and Exchange Commission and the staff of the Financial Accounting Standards Board ("FASB"), and in light of notice of proposed FASB staff position on FASB Statement No. 157, issued on October 10, 2008.

     The Company intends to file the Form 10-K immediately following the completion of its assessment.

     The Company also announced that it has received a Nasdaq Staff Determination letter dated October 15, 2008 notifying the Company that, because of the Company's failure to timely file its Form 10-K, the Company has not complied with Nasdaq Marketplace Rule 4310(c)(14). Consequently, trading in the Company's common stock is subject to suspension at the opening of business on October 24, 2008 and the common stock is subject to delisting unless the Company requests an appeal that addresses the Company's plan to come into compliance with the Nasdaq Marketplace Rules. The Company intends to appeal the staff's determination and to request a hearing to address its plan for regaining compliance with the Nasdaq Marketplace Rules. Under the Nasdaq rules, a request for a hearing stays the delisting action pending the issuance of a written determination by the Listing Qualifications Panel. The Company expects to regain compliance with the Nasdaq Marketplace Rules.

     A press release related to the above matters is filed as an Exhibit to this Form 8-K.


Item 9.01.    Financial Statements and Exhibits

              (a) Not Applicable.

              (b) Not Applicable.

              (c) Not Applicable.

              (d) Exhibit: Press Release dated October 17, 2008

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          FIRST FEDERAL BANKSHARES, INC.



DATE: October 17, 2008             By:    /s/ Barry E. Backhaus
                                          --------------------------------
                                          Barry E. Backhaus
                                          President and Chief Executive Officer